UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2018

Old Line Bancshares, Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-50345	20-0154352
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1525 Pointer Ridge Place
Bowie, Maryland	20716
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 301-430-2500

                                                       N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]       Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e- 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure

Set forth below is certain financial information relating to Bay Bancorp, Inc.’s financial results for the three-month periods ended March 31, 2018, March 31, 2017 and December 31, 2017. Bay Bancorp, Inc. the parent company of Bay Bank, FSB, merged with and into Old Line Bancshares, Inc. on April 13, 2018.

As discussed in Bay Bancorp, Inc.’s Annual Report on Form 10-K for the year ended December 31, 2017, filed with the Securities Exchange Commission on March 28, 2018, Bay Bancorp, Inc.’s results of operations were primarily determined by the difference between interest income earned on its interest-earning assets, primarily interest and fee income on loans, and interest paid on its interest-bearing liabilities, including deposits and borrowings.

The following tables present Bay Bancorp, Inc.’s consolidated financial statements as of and for the periods ended March 31, 2018, March 31, 2017 and December 31, 2017.

OLD LINE BANK -BAY BANCORP, INC. AND SUBSIDIARY

BALANCE SHEET

	March 31, 2018	March 31, 2017	December 31, 2017
	(unaudited)	(unaudited)

ASSETS
Cash and due from banks	$5,743,130	$5,981,700	$9,316,482
Interest bearing deposits with banks and federal funds sold	19,399,765	36,822,634	22,249,796
Total cash and cash equivalents	25,142,895	42,804,334	31,566,278

Investment securities available for sale, at fair value	53,165,939	64,455,088	55,814,216
Investment securities held to maturity, at amortized cost	1,051,172	1,137,200	1,073,107
Restricted equity securities, at cost	1,986,900	2,322,295	1,302,295
Loans held for sale	(682)	848,975	1,097,160

Loans, net of deferred fees and costs	549,795,955	495,236,254	542,250,292
Allowance for loan losses	(4,390,882)	(3,159,769)	(4,156,425)
Loans, net	545,405,073	492,076,485	538,093,867

Real estate acquired through foreclosure	1,041,079	564,678	991,615
Premises and equipment, net	3,182,327	3,835,945	3,306,025
Bank owned life insurance	16,319,198	15,844,759	16,205,352
Core deposit intangibles	2,067,197	2,794,844	2,241,127
Deferred tax assets, net	2,081,388	2,890,703	1,806,352
Accrued interest receivable	2,163,473	1,921,253	2,176,359
Accrued taxes receivable	2,007,484	660,993	2,469,620
Prepaid expenses	611,248	972,721	604,381
Other assets	215,102	220,864	225,170
Total assets	$656,439,793	$633,351,137	$658,972,924

LIABILITIES
Noninterest-bearing deposits	$128,241,325	$112,411,693	$134,617,261
Deposits interest bearing	419,019,509	413,390,788	438,137,299
Total deposits	547,260,834	525,802,481	572,754,560

Short-term borrowings	32,800,000	34,000,000	10,000,000
Defined benefit pension liability	639,756	964,334	612,112
Accrued expenses and other liabilities	2,938,490	5,302,656	3,730,123
Total liabilities	583,639,080	566,069,471	587,096,795

STOCKHOLDERS' EQUITY
Common stock	10,703,181	10,543,862	10,667,227
Additional paid-in capital	41,852,652	41,187,024	41,692,751
Retained earnings	20,565,404	15,383,778	19,180,657
Accumulated other comprehensive income	(320,524)	167,002	335,494
Total stockholders' equity	72,800,713	67,281,666	71,876,129
Total liabilities and equity	$656,439,793	$633,351,137	$658,972,924

OLD LINE BANK -BAY BANCORP, INC. AND SUBSIDIARY	Three Months Ended
INCOME STATEMENT	March 31, 2018	March 31, 2017	December 31, 2017
	(unaudited)	(unaudited)	(unaudited)

Interest income
Interest and fees on loans	$6,896,027	$5,920,144	$6,907,484
Interest on loans held for sale	4,864	6,882	11,003
Interest and dividends on securities	360,615	350,885	373,084
Interest on deposits with banks and federal funds sold	88,556	77,675	101,566
Total interest income	7,350,062	6,355,586	7,393,137

Interest expense
Interest on deposits	526,677	455,850	576,999
Interest on federal funds purchased	-	-	-
Interest on short-term borrowings	129,876	60,204	66,812
	656,553	516,054	643,811
Net interest income	6,693,509	5,839,532	6,749,326
Provision for loan losses	300,000	440,521	380,176
Net interest income after provision	6,393,509	5,399,011	6,369,150

Noninterest income
Payment sponsorship fees	726,420	656,192	771,209
Mortgage banking fees and gains	15,677	182,944	62,019
Service charges on deposit accounts	110,318	62,633	97,868
Bargain purchase gain	-	-	-
(Loss) gain on securities	-	5,521	-
Other noninterest income	118,025	419,074	322,545
Total operating income	970,440	1,326,364	1,253,641

Noninterest expenses
Salaries and employee benefits	3,306,174	2,857,244	3,434,189
Occupancy and equipment expenses	620,228	757,645	724,716
Data processing fees	402,496	327,794	376,914
Legal, accounting and other professional fees	247,389	232,955	104,105
Advertising and marketing related expenses	36,589	24,320	127,760
FDIC insurance expenses	75,051	65,014	56,113
Foreclosed property expenses and REO sales, net	24,938	16,859	27,686
Loan collection expenses	7,953	34,666	19,965
Core deposit intangible amortization	173,929	235,465	173,929
Merger related expenses	57,825	149,543	289,512
Other noninterest expenses	461,848	480,057	618,539
Total operating expenses	5,414,420	5,181,562	5,953,428
Net income before taxes	1,949,529	1,543,813	1,669,363
Income tax expense	564,782	587,005	1,208,880
Net income	$1,384,747	$956,808	$460,483

Weighted average shares
Basic	10,672,603	10,502,387	10,667,227
Diluted	10,749,974	10,652,651	10,781,805

Earnings per share available to common shareholders
Basic	$0.13	$0.09	$0.04
Diluted	$0.13	$0.09	$0.04

OLD LINE BANK -BAY BANCORP, INC. AND SUBSIDIARY
SELECTED FINANCIAL DATA

	Three Months Ended
	March 31, 2018	March 31, 2017	December 31, 2017
	(unaudited)	(unaudited)	(unaudited)
Consolidated Income Statement Data:
Interest income	$7,350,062	$6,355,586	$7,393,137
Interest expense	656,553	516,054	643,811
Net interest income	6,693,509	5,839,532	6,749,326
Provision for loan losses	300,000	440,521	380,176
Net interest income after provision for loan losses	6,393,509	5,399,011	6,369,150
Other noninterest income	970,440	1,326,364	1,253,641
Merger related expense	57,825	149,543	289,512
Other noninterest expenses	5,356,595	5,032,019	5,663,916
Income before income taxes	1,949,529	1,543,813	1,669,363
Income tax expense	564,782	587,005	1,208,880
Net income	$1,384,747	$956,808	$460,483
	1,384,747	956,808	460,483
	-	-	-
Shares outstanding and per share data:
Average shares outstanding	10,672,603	10,502,387	10,667,227
Diluted average shares outstanding	10,749,974	10,652,651	10,781,805
Number of shares outstanding, at end of period	10,703,181	10,543,862	10,667,227
Dividends declared per common share	$-	$-	$-

Financial Data:
Assets	$656,439,793	$633,351,137	$658,972,924
Investment securities	56,204,011	67,914,583	58,189,618
Loans (net of deferred fees and costs)	549,795,955	495,236,254	542,250,292
Allowance for loan losses	(4,390,882)	(3,159,769)	(4,156,425)
Deposits	547,260,834	525,802,481	572,754,560
Borrowings	32,800,000	34,000,000	10,000,000
Equity attributable to common shareholders	72,800,713	67,281,666	71,876,129

Net income	1,384,747	956,808	460,483

Average Balances: (unaudited)
Assets	658,201,858	617,613,946	642,531,387
Investment securities	58,042,830	62,069,734	60,211,519
Loans (net of deferred fees and costs)	545,236,889	490,288,543	528,707,904
Borrowings	31,488,889	23,779,661	22,206,557
Deposits	551,599,642	520,795,226	549,819,040
Stockholders' equity	71,457,442	66,063,753	67,396,179

Performance Ratios:
Annualized return on average assets	0.85%	0.63%	0.28%
Annualized return on average equity	7.86%	5.87%	2.71%
Yield on average interest-earning assets	4.63%	4.41%	4.74%
Rate on average interest-bearing liabilities	0.57%	0.48%	0.57%
Net interest spread	4.06%	3.93%	4.17%
Net interest margin	4.21%	4.05%	4.33%

Book value per share	$6.80	$6.38	$6.74
Basic net income per share	0.13	0.09	0.04
Diluted net income per share	0.13	0.09	0.04

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OLD LINE BANCSHARES, INC.

Date: May 14, 2018	By: /s/ Elise M. Hubbard
Elise M. Hubbard, Executive Vice President and Chief Financial Officer